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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                              ---------------------


                       Pursuant to Section 13 OR 15 (d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 24, 2003


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                                GATX Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          New York                       1-2328                  36-1124040
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



         500 West Monroe Street
           Chicago, Illinois                                   60661-3676
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(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (312) 621-6200


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


          99       GATX Corporation press release dated April 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

On April 24, 2003, GATX Corporation issued a press release that included unaudited financial statements and supplemental financial information for its first quarter ended March 31, 2003. A copy of the press release is attached as
Exhibit 99 to this Form 8-K.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                       GATX CORPORATION
                                             -----------------------------------
                                                        (Registrant)


                                                       /s/ Brian Kenney
                                             -----------------------------------
                                                       Brian A. Kenney
                                                  Senior Vice President and
                                                   Chief Financial Officer
                                                  (Duly Authorized Officer)


Date: April 25, 2003


                                INDEX TO EXHIBITS

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
Exhibit No.                                                              Method of Filing
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
    99           GATX Corporation press release dated April 24, 2003     Filed Electronically

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